FTI Consulting, Inc. Fourth Quarter and Full Year 2016 Earnings Conference Call Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," “goals,” "intends," "believes,” "forecasts,” “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates or growth targets will be achieved, and the Company's actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading "Item 1A Risk Factors" in the Company's most recent Form 10-K filed with the SEC and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Fourth Quarter 2016 Financial Review (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions and reconciliations of Adjusted EBITDA and Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures, to the most directly comparable GAAP measures, and the definition of Adjusted EBITDA Margin. All numbers in $000s, except for per share data and percentages

Full Year 2016 Financial Review (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions and reconciliations of Adjusted EBITDA and Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures, to the most directly comparable GAAP measures, and the definition of Adjusted EBITDA Margin. All numbers in $000s, except for per share data and percentages

Full Year 2016 and 2015 Select Cash Position and Capital Allocation (1) Total debt excludes the reduction for deferred debt issue costs of $4.5 million and $5.2 million as of December 31, 2016 and 2015, respectively. All numbers in $000s, except for DSOs

Financial Tables

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Share to Adjusted Earnings Per Share Three Months and Year Ended December 31, 2016 and 2015 (1) See “End Notes: FTI Consulting Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data

Reconciliation of Net Income and Operating Income (Loss) to Adjusted EBITDA Three Months Ended December 31, 2016 and 2015 (1) See “End Notes: FTI Consulting Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. All numbers in $000s

Reconciliation of Net Income and Operating Income (Loss) to Adjusted EBITDA Year Ended December 31, 2016 and 2015 (1) See “End Notes: FTI Consulting Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. All numbers in $000s

End Notes FTI Consulting Non-GAAP Data Reconciliations We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures presented in this earnings release. We define Segment Operating Income (Loss) as a segment’s share of Consolidated Operating Income (Loss). We define Total Segment Operating Income (Loss), which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted Segment EBITDA Margin as Adjusted Segment EBITDA as a percentage of a segment’s revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt, when considered together with our GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.

Appendix

Fourth Quarter and Full Year 2016 Select Geographic Review

Full Year 2016 Awards & Accolades Forbes magazine named FTI Consulting to their inaugural list of America’s Best Management Consulting Firms in 17 categories (2016) Corporate Counsel Names FTI Consulting a Top Service Provider in the Legal Industry and as the #1 Provider for Crisis Management, Litigation Valuation, Case Management Software and Corporate Investigations Support (2016) FTI Consulting and Compass Lexecon Recognized as Most Highly Regarded Firms in Who’s Who Legal: Consulting Experts Guide – the first edition ever; FTI Consulting and Compass Lexecon had the most experts named with 98 from 12 countries in 24 cities across the globe (2016) Who’s Who Legal named Compass Lexecon the Competition Economist Firm of the Year for two consecutive years (2015-2016) Most professionals by firm named in Global Arbitration Review's list of "The International Who's Who of Commercial Arbitration" for six consecutive years – the 2016 list included 19 experts from FTI Consulting and 15 experts from Compass Lexecon (2011-2016) Ranked #1 Crisis Management Firm by The Deal Pipeline consecutively for the last nine years (2007-2016) Named 2016 Global Turnaround Consulting Firm of the Year and awarded eight Turnaround Atlas Awards by the Global M&A Network for two consecutive years (2015-2016)

Full Year 2016 Awards & Accolades (continued) FTI Consulting recognized as the top Intellectual Property Litigation Consulting Firm in the 2016 Best of The National Law Journal reader rankings and voted #1 Intellectual Property Litigation Consulting Services provider in The National Law Journal’s “Best of 2016” list, also named a leading Litigation Valuation Provider, Jury Consultant, Demonstrative Evidence Provider and Trial Technology “Hot Seat” Provider by The National Law Journal readers (2016) Health Solutions practice honored with an Association of Management Consulting Firm’s 2016 Spotlight Award in the Operating Model Design category for our work with Children’s National Health System (2016) Named to 100 Companies That Matter in Knowledge Management list for sixth consecutive years by KMWorld magazine (2000-2016) Recognized as top data visualization solution provider by CIOReview (2016) Named PR Firm of the Year by the M&A Atlas Awards (2014-2016) Winner of two top awards at the 2016 PRCA City and Financial PR Awards event for the “Best Crisis Communications Campaign” and “Best Social Media Campaign” (2016)